UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 10, 2017

THE PRICELINE GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	1-36691	06-1528493
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 299-8000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.  Entry into a Material Definitive Agreement.

On August 15, 2017, The Priceline Group Inc. (the “Company”) executed two Officers’ Certificates (the “Officers’ Certificates”), in accordance with Sections 2.02 and 10.04 of the Indenture dated August 8, 2017 (the “Base Indenture” and, together with the Officers’ Certificates, the “Indenture”) between the Company and U.S. Bank National Association, as trustee (the “Trustee”), in connection with the sale of $500,000,000 aggregate principal amount of the Company’s 2.750% Senior Notes due 2023 (the “2023 Notes”) and $500,000,000 aggregate principal amount of the Company’s 3.550% Senior Notes due 2028 (the “2028 Notes” and, together with the 2023 Notes, the “Senior Notes”).  The 2023 Notes will mature on March 15, 2023, unless earlier redeemed or repurchased, and the 2028 Notes will mature on March 15, 2028, unless earlier redeemed or repurchased.  The Senior Notes are the Company’s general senior unsecured obligations and rank equally with the Company’s other senior unsecured obligations.

The Company will pay interest on the 2023 Senior Notes at an annual rate of 2.750% payable on March 15 and September 15 of each year, beginning March 15, 2018 and will pay interest on the 2028 Notes at an annual rate of 3.550% payable on March 15 and September 15 of each year, beginning March 15, 2018.

Prior to February 15, 2023, the date that is one month prior to the maturity date of the 2023 Notes (the “2023 Notes Par Call Date”), the Company may redeem some or all of the 2023 Notes at a redemption price equal to 100% of their principal amount plus accrued and unpaid interest, if any, plus a specified “make-whole” premium.  The Company may also redeem some or all of the 2023 Notes on or after the 2023 Notes Par Call Date at 100% of the principal amount of the 2023 Notes, plus accrued and unpaid interest, if any.

Prior to December 15, 2027, the date that is three months prior to the maturity date of the 2028 Notes (the “2028 Notes Par Call Date”), the Company may redeem some or all of the 2028 Notes at a redemption price equal to 100% of their principal amount plus accrued and unpaid interest, if any, plus a specified “make-whole” premium.  The Company may also redeem some or all of the 2028 Notes on or after the 2028 Notes Par Call Date at 100% of the principal amount of the 2028 Notes, plus accrued and unpaid interest, if any.

The Indenture contains customary events of default with respect to the Senior Notes, including failure to make required payments, failure to comply with certain agreements or covenants, and certain events of bankruptcy and insolvency.  Events of default under the Indenture arising from certain events of bankruptcy or insolvency will automatically cause the acceleration of the amounts due under the Senior Notes.  If any other event of default under the Indenture occurs and is continuing with respect to a series of Senior Notes, the Trustee or the holders of at least 25% in aggregate principal amount of the then outstanding Senior Notes of such series may declare the acceleration of the amounts due under the Senior Notes of such series.

The foregoing description of the Senior Notes is qualified in its entirety by reference to the full text of the Base Indenture, which was previously filed as Exhibit 4.1 to the Company’s shelf registration statement on Form S-3 (Registration File No. 219800) (the “Registration Statement”), the Form of 2023 Note, which is filed as Exhibit 4.1 hereto, the Form of 2028 Note, which is filed as Exhibit 4.2 hereto, the officers’ certificate relating to the 2023 Notes, which is filed as Exhibit 4.3 hereto, and the officers’ certificate relating to the 2028 Notes, which is filed as Exhibit 4.4 hereto, each of which is incorporated herein by reference.

ITEM 8.01 — OTHER EVENTS

On August 10, 2017, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed on Schedule II thereto (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $1,000,000,000 aggregate principal amount of Senior Notes in a registered public offering (the “Offering”).  The Offering was consummated pursuant to the Company’s Registration Statement.  For a complete description of the terms and conditions of the Underwriting Agreement, please refer to the Underwriting Agreement, which is filed as Exhibit 1.1 hereto, and is incorporated herein by reference.

The Opinion of Cravath, Swaine & Moore LLP with respect to the validity of the Senior Notes is filed as Exhibit 5.1 hereto, and is incorporated herein by reference.

This Current Report on Form 8-K and the exhibits hereto are incorporated by reference into the Registration Statement.

ITEM 9.01.          FINANCIAL STATEMENTS AND EXHIBITS

(d)           The following exhibits are filed as a part of this Report.

Exhibit No.	Description
1.1

Underwriting Agreement, dated August 10, 2017, among The Priceline Group Inc. and Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed on Schedule II thereto.

4.1	Form of 2.750% Senior Note due 2023.

4.2	Form of 3.550% Senior Note due 2028.

4.3	Officers’ Certificate, dated August 15, 2017, with respect to the 2.750% Senior Notes due 2023 issued pursuant to the Base Indenture.

4.4	Officers’ Certificate, dated August 15, 2017, with respect to the 3.550% Senior Notes due 2028 issued pursuant to the Base Indenture.

5.1	Opinion of Cravath, Swaine & Moore LLP, relating to the Senior Notes.

23.1	Consent of Cravath, Swaine & Moore LLP (included as part of Exhibit 5.1 to this Current Report).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PRICELINE GROUP INC.
By:	/s/ Peter J. Millones
Name:	Peter J. Millones
Title:	Executive Vice President, General Counsel and Secretary

Date: August 15, 2017

EXHIBIT INDEX

Exhibit No.	Description
1.1

Underwriting Agreement, dated August 10, 2017, among The Priceline Group Inc. and Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed on Schedule II thereto.

4.1	Form of 2.750% Senior Note due 2023.

4.2	Form of 3.550% Senior Note due 2028.

4.3	Officers’ Certificate, dated August 15, 2017, with respect to the 2.750% Senior Notes due 2023 issued pursuant to the Base Indenture.

4.4	Officers’ Certificate, dated August 15, 2017, with respect to the 3.550% Senior Notes due 2028 issued pursuant to the Base Indenture.

5.1	Opinion of Cravath, Swaine & Moore LLP, relating to the Senior Notes.

23.1	Consent of Cravath, Swaine & Moore LLP (included as part of Exhibit 5.1 to this Current Report).